UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 07, 2025

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Floor 3
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 7, 2025, Adicet Bio, Inc. (the Company or Adicet) issued a press release titled “Adicet Bio Announces Positive Preliminary Data from ADI-001 Phase 1 Study in Patients with Lupus Nephritis (LN) and Systemic Lupus Erythematosus (SLE).” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on October 7, 2025, the Company will host a webcast to discuss preliminary data from its ADI-001 Phase 1 study in patients with lupus nephritis (LN) and systemic lupus erythematosus (SLE). A copy of the presentation from the webcast will be available on the “Investors” page of the Company’s website at www.adicetbio.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On October 7, 2025, the Company announced preliminary data from its ADI-001 Phase 1 study in patients with LN and SLE. The preliminary data, as well as additional corporate updates, are summarized below.

ADI-001 Phase 1 Study Preliminary Data

Data highlights as of the August 31, 2025 cut-off date were as follows:

•
Seven patients (five LN and two SLE) were evaluated with follow-up ranging from two to nine months.
•
100% of patients in the LN cohort achieved renal response, including three complete responses and definition of remission in systemic lupus erythematosus (DORIS) remissions, and two partial responses, with all responses ongoing.
•
100% of patients saw rapid and sustained reductions in Systemic Lupus Erythematosus Disease Activity Index (SLEDAI-2K) and Physician’s Global Assessment (PGA) scores, highlighting ADI-001’s potential durable effect on a broad range of lupus symptoms.
•
All patients discontinued immunosuppressants and either discontinued or tapered corticosteroids to physiological levels.
•
ADI-001 demonstrated multiple hallmarks of an immune reset with elimination of dominant B cell clones and subsequent emergence of naïve B cells and new B cell repertoire following single dose treatment.
•
As of August 31, 2025, ADI-001 was generally well tolerated and showed a favorable safety profile that could enable dosing in an outpatient setting.
o
Across all seven patients dosed with ADI-001, there were no serious adverse events, and no reported cases of immune effector cell-associated neurotoxicity syndrome (ICANS).
o
Two patients experienced Grade 1 cytokine release syndrome (CRS) (fever), and one patient had Grade 1 infection (respiratory tract infection).
o
There were no cases of Graft-Versus-Host Disease (GvHD), Hemophagocytic Lymphohistiocytosis-Macrophage-Activation Syndrome (HLH-MAS), or prolonged neutropenia.

Summary of Phase 1 ADI-001 Preliminary Efficacy Data in LN Patients as of the August 31, 2025 cut-off date:

^ Complete Renal Response (CRR)= UPCR ≤0.5 & EITHER eGFR ≥60 mL/min/1.73m2 OR no confirmed decrease from baseline in eGFR of >15% and no treatment or disease related eGFR-associated event

Partial Renal Response (PRR)= Reduction in baseline UPCR of ≥50% & final UPCR >0.5 to ≤3.0

DORIS Remission= Clinical SLEDAI (irrespective of serology)= 0 AND Physician global assessment score < 0.5; the subject may be on antimalarials, low-dose glucocorticoids (prednisolone ≤ 5 mg/day), and/or stable immunosuppressives including biologics.

DORIS= Definitions of remission in SLE initiative; eGFR= Estimated glomerular filtration rate, UPCR= Urine protein-to-creatinine ratio.

Summary of SLEDAI-2K Score Across All Patients as of the August 31, 2025, cut-off date:

Summary of Phase 1 ADI-001 Safety Data in Efficacy Evaluable Patients as of the August 31, 2025 cut-off date:

Safety assessment was performed using the Common Terminology Criteria for Adverse Events (v5) and the American Society for Transplantation and Cellular Therapy criteria (Lee 2018); CTCAE v5 Common Terminology Criteria for Adverse Events (CTCAE); Lee DW. Biol Blood Marrow Transplant. 2019 Apr;25(4):625-638.

Additional Development Plans

Anticipated development plans for ADI-001 are as follows:

•
The Company plans to request a meeting with the U.S. Food and Drug Administration (FDA) in first quarter of 2026 to inform Phase 2 pivotal trial design with a study anticipated to commence in second quarter of 2026. SLE and LN patient enrollment to the ongoing Phase 1 is expected to continue until the Phase 2 pivotal study is open for enrollment.
•
The Phase 1 program is now open for enrollment of patients with systemic sclerosis (SSc), idiopathic inflammatory myopathy, stiff person syndrome, anti-neutrophil cytoplasmic autoantibody associated vasculitis and rheumatoid arthritis (RA). There are more than 25 clinical sites globally open for enrollment for the Phase 1 study of ADI-001 in autoimmune indications.
•
Below are the anticipated milestones for ADI-001 through end of 2026:
o
First half of 2026:

▪
SLE and LN clinical update
▪
Alignment with FDA on pivotal study design in LN or LN/SLE
▪
Initiate pivotal study in LN or LN/SLE
▪
Clinical update in SSc
▪
Potential clinical update in other autoimmune indications
o
Second half of 2026:
▪
SLE and LN clinical update
▪
Clinical update in SSc
▪
Clinical update in RA with cyclophosphamide/fludarabine vs cyclophosphamide only conditioning
▪
Potential clinical update in other autoimmune indications

For ADI-212, the Company plans to submit a regulatory filing for the treatment of metastatic castration-resistant prostate cancer in the first quarter of 2026, followed by plans to initiate enrollment in the second quarter of 2026. The Company plans to provide initial clinical data in the second half of 2026.

Pipeline Chart

On October 7, 2025, the Company posted to its website an updated pipeline chart of its product candidates in development. A copy of the Company's pipeline is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

The disclosure in this Current Report on Form 8-K contains "forward-looking statements" of Adicet within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the business and operations of Adicet. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Adicet’s expectations regarding the clinical development of ADI-001, including the potential safety, tolerability and efficacy of ADI-001 for the treatment of autoimmune diseases; the expected progress, timing and success of the Phase 1 clinical trial of ADI-001 in autoimmune indications, including site activation, continued enrollment and expectations around the timing of future data releases; ADI-001’s potential safety profile, availability as an off-the-shelf therapy and outpatient administration; expectations for and timing of future regulatory interactions, including alignment with the FDA for the potential initiation of a Phase 2 pivotal trial for ADI-001; and Adicet’s plans for the development of ADI-212, including expected timing for a regulatory filing, enrollment and clinical data.

Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of global economic conditions and public health crises on the Company’s business and financial results, including with respect to disruptions to its preclinical and clinical studies, business operations, employee hiring and retention, and ability to raise additional capital; Adicet's ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; that positive results, including interim results, from a preclinical or clinical study may not necessarily be predictive of the results of future or ongoing studies; that clinical studies may fail to demonstrate adequate safety and efficacy of Adicet’s product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; and regulatory approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable; and Adicet’s ability to meet production and product release expectations. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet's actual results to differ from those contained in the forward-looking statements, see the section titled "Risk Factors" in Adicet's most recent Quarterly Report on Form 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in Adicet’s other filings with the SEC. All disclosure in this Current Report on Form 8-K is as of the date of this filing, and Adicet undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Adicet Bio, Inc. on October 7, 2025, furnished herewith.
99.2	Corporate presentation of Adicet Bio, Inc., furnished herewith.
99.3	Adicet Bio, Inc. pipeline chart as of October 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: October 7, 2025	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer